UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  NOVEMBER 22, 2004
                                                        ------------------------

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-26229                                          13-4040818
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(Commission File Number)                       (IRS Employer Identification No.)


     575 FIFTH AVENUE, NEW YORK, NY                          10017
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 339-7300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              The information set forth in the press release issued by Barneys New York, Inc. announcing results for the nine months and third quarter ended October 30, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

99.1          Press Release of Barneys New York, Inc. dated November 22, 2004























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
                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 2004
                                     BARNEYS NEW YORK, INC.

                                     By: /s/ Steven M. Feldman
                                         -------------------------------------
                                         Name: Steven M. Feldman
                                         Title: Executive Vice President
                                                and Chief Financial Officer

















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
                                  EXHIBIT INDEX

Exhibit No.     Exhibit
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99.1            Press release of Barneys New York, Inc. dated November 22, 2004























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